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           SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) April 28, 1997
                                                     --------------

                           NATIONAL MEDIA CORPORATION
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              (Exact name of registrant as specified in charter)



      Delaware                       I-6715                    13-2658741
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(State or Other Juris-       (Commission File Number)      (IRS Employer Identi-
diction of Incorporation)                                     fication No.)



Eleven Penn Center, Ste. 1100, 1835 Market Street, Philadelphia, PA     19103
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(Address of principle executive offices)                              (Zip Code)


Registrant's telephone number, including area code 215-988-4600
                                                   ------------


                                      N/A
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        (Former name or former address, if changed since last report.)

                         -------------------------------

                  Exhibit Index appears on Page 4 hereof.

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ITEM 5. OTHER EVENTS.

        On April 28, 1997, National Media Corporation (the "Company") issued a press release announcing that the Company expects to report a loss for the quarter and for the year ended March 31, 1997. The Company also announced that Mark P. Hershhorn has resigned as President and Chief Executive Officer and as a member of the Company's Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

        In addition, on April 30, 1997, the Company's subsidiary, Positive Response Television, Inc. ("PRTV"), and the Company reached a confidential settlement of litigation previously pending between PRTV and Edmark Industries SDN.BHD concerning the "Super Slicer" product marketed by PRTV.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL MEDIA CORPORATION
                                      (Registrant)


Date: May 8, 1997                     By: /s/ Brian J. Sisko
                                          ------------------
                                      Name: Brian J. Sisko
                                      Title: General Counsel and Vice President,
                                             Global Corporate Development










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                                 EXHIBIT INDEX
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No.
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99             Press Release, dated April 28, 1997.


















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